Exhibit 99.1
SEARS HOMETOWN AND OUTLET STORES, INC.
ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

The undersigned stockholders of Sears Hometown and Outlet Stores, Inc., a Delaware corporation (the “Company”), constituting the holders of a majority of the outstanding shares of common stock, par value $0.01 per share, of the Company, acting pursuant to Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”) and Article I, Section 1.10 of the Amended and Restated Bylaws of the Company (the “Bylaws”), DO HEREBY CONSENT (this “Consent”) to the adoption of, and DO HEREBY ADOPT, the following resolutions:

Removal and Replacement of Certain Directors

WHEREAS, Section 141(k) of the DGCL provides in relevant part that “[a]ny director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors”;

WHEREAS, neither the Certificate of Incorporation of the Company (as amended) nor the Bylaws contain any provisions for a classified board or cumulative voting;

WHEREAS, Article II, Section 2.2 of the Bylaws currently provides in relevant part that “[a]ny director may be removed, with or without cause, from office at any time by the affirmative vote of the holders of not less than a majority of the shares of our common stock then outstanding and entitled to vote at an election of directors”;
WHEREAS, Article II, Section 2.2 of the Bylaws permits any vacancy on the board of directors of the Company to be filled by a plurality of votes cast at a meeting of stockholders;
WHEREAS, pursuant to Section 228 of the DGCL and Article I, Section 1.10 of the Bylaws, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken by written consent;
WHEREAS, it is deemed necessary and desirable to remove William K. Phelan and David Robbins as directors of the Company; and
WHEREAS, it is deemed necessary and desirable to appoint Alberto Franco and John Tober as directors of the Company.
NOW, THEREFORE, IT IS HEREBY RESOLVED, that, effective immediately, William K. Phelan and David Robbins are hereby removed, without cause, as directors of the Company pursuant to Section 141(k) of the DGCL and Article II, Section 2.2 of the Bylaws; and
RESOLVED, FURTHER, that Alberto Franco and John Tober are hereby appointed as directors of the Company pursuant to Article II, Section 2.2 of the Bylaws, and each such director shall hold office until the next annual meeting of the Company or until his or her successor is elected and qualified or until his or her earlier death, resignation or removal from office.

Amendment of the Bylaws
WHEREAS, Section 109(a) of the DGCL provides in relevant part that “the power to adopt, amend or repeal bylaws shall be in the stockholders entitled to vote”;

WHEREAS, Article VII, Section 7.7 of the Bylaws provides in relevant part that “the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise”; and
WHEREAS, it is deemed necessary and desirable to amend the Bylaws in the manner set forth in the resolutions below.
NOW, THEREFORE, IT IS HEREBY RESOLVED, that, effective immediately, Article II, Section 2.1 of the Bylaws be, and hereby is, amended and restated as follows:
Section 2.1. Number; Qualifications. Subject to the certificate of incorporation, the Board of Directors shall consist of seven members or such other number as may be determined from time to time after the date hereof by resolution of the Board of Directors. Directors need not be stockholders.
RESOLVED, FURTHER, that, effective immediately, Article II of the Bylaws be, and hereby is, amended adding at the end thereof the following new provision:
Section 2.10. Liquidation, Sale or Disposition of Certain Assets and Lines of Business; Closure of Stores. In furtherance of and not in limitation of the powers conferred by statute, the Board of Directors may (a) liquidate, sell or dispose of (i) any assets of the corporation representing 20% or more of the consolidated assets of the corporation and its subsidiaries outside of the ordinary course of business, or (ii) a line of business of the corporation representing 20% or more of the consolidated net sales or net income of the corporation and its subsidiaries, including, without limitation, in the case of clauses (i) and (ii) above, any liquidation, sale or disposition of a subsidiary owning or operating any such assets or line of business, or (b) close 20% or more of the stores operating any line of business of the corporation (the actions contemplated in clauses (a)(i), (a)(ii) and (b), together or separately, in a single action or a series of actions, along with the adoption by the Board of Directors of any plan in connection with any of the actions contemplated in clauses (a)(i), (a)(ii) and (b), or the authorization, resolution, commitment (by contract or otherwise) by the Board of Directors or the corporation to engage in any of the actions contemplated in clauses (a)(i), (a)(ii) and (b), a “Liquidation Action”), only upon approval by the vote of directors specified below and in compliance with the following procedures and notice requirements: First, the directors, at any regular or special meeting, by the affirmative vote of at least90% of directors then in office, shall adopt a resolution recommending such Liquidation Action; second, if such resolution recommending the proposed Liquidation Action is approved by the required vote, (1) the Board of Directors shall cause the corporation to make a public announcement of such approval to the stockholders of the corporation promptly after such resolution is approved and (2) the Liquidation Action may be approved by the directors at a second meeting (and not before such second meeting), held, on notice to all directors stating the purpose thereof, not earlier than 30 business days after the meeting at which the resolution recommending the Liquidation Action was passed, by the affirmative vote of at least 90% of directors then in office. Notwithstanding any other provisions of the certificate of incorporation, these bylaws, or the Delaware General Corporation Law to the contrary, this Section 2.10 may only be amended, altered or repealed (for purposes of this section only, a “Bylaw Amendment”) by the affirmative vote of at least 90% of directors then in office and in compliance with the following procedures and notice requirements: First, the directors, at any regular or special meeting, by the affirmative vote of at least 90% of directors then in office, shall adopt a resolution recommending such Bylaw Amendment; second, if such resolution recommending the proposed Bylaw Amendment is approved by the required vote, (1) the Board of Directors shall cause the corporation to make a public announcement of such approval to the stockholders of the corporation promptly after such resolution is approved and (2) the Bylaw Amendment may be approved by the directors at a second meeting (and not before such second meeting), held, on notice to all directors stating the purpose thereof, not earlier than 30 business days after the meeting at which the resolution recommending the Bylaw Amendment was passed, by the affirmative vote of at least 90% of directors then in office.

RESOLVED, FURTHER, that this Consent and the resolutions set forth herein shall be effective upon delivery to the Company in accordance with Section 228 of the DGCL and Article I, Section 1.10 of the Bylaws;
RESOLVED, FURTHER, that this Consent may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same written consent; and
RESOLVED, FURTHER, that this Consent shall be filed with the minutes of the proceedings of the stockholders of the Company.

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SIGNATURES
IN WITNESS WHEREOF, the undersigned stockholders have executed this Consent effective as of April 15, 2019.

ESL PARTNERS, L.P.

By:	/s/ Edward S. Lampert
Name:	EDWARD S. LAMPERT
Title:	Chief Executive Officer

EDWARD S. LAMPERT

/s/ Edward S. Lampert